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CUSIP No. 6138261                  SCHEDULE 13D                   Page 17 of 37
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                                    EXHIBIT 2
                         AMENDED JOINT FILING AGREEMENT

          Pursuant to Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that the Schedule 13D to which this Joint Filing Agreement is being filed as an exhibit shall be a joint statement filed on behalf of each of the undersigned.

Date:     June 13, 2001
                                                 STILWELL VALUE PARTNERS I, L.P.

                                                 /s/ Joseph Stilwell
                                                 -------------------------------
                                                 By: STILWELL VALUE LLC
                                                     General Partner

                                                 /s/ Joseph Stilwell
                                                 -------------------------------
                                                 By: Joseph Stilwell
                                                     Managing and Sole Member

                                                 STILWELL ASSOCIATES, L.P.

                                                 /s/ Joseph Stilwell
                                                 -------------------------------
                                                 By: STILWELL VALUE LLC
                                                     General Partner

                                                 /s/ Joseph Stilwell
                                                 -------------------------------
                                                 By: Joseph Stilwell
                                                     Managing and Sole Member

                                                 STILWELL VALUE LLC

                                                 /s/ Joseph Stilwell
                                                 -------------------------------
                                                 By: Joseph Stilwell
                                                     Managing and Sole Member

                                                 JOSEPH STILWELL

                                                 /s/ Joseph Stilwell
                                                 -------------------------------
                                                 Joseph Stilwell

                                                 RICHARD L. CONRAD

                                                 /s/ Richard L. Conrad
                                                 -------------------------------
                                                 Richard L. Conrad

                                                 JAY REYNOLDS

                                                 /s/ Jay C. Reynolds
                                                 -------------------------------
                                                 Jay C. Reynolds